UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2015

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

670 D Enterprise Drive Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

500 West Wilson Bridge Road, Suite 140, Worthington, Ohio 43085

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 20, 2015, the Board of Directors of Midwest Energy Emissions Corp. (the “Board”) elected Christopher J. Lee, CPA as a Director of the Company. Since July 2014, Mr. Lee has served as the Chief Financial Officer of Butler Machinery Company, a regional dealer of top-quality heavy construction equipment and agriculture equipment for sale with locations in North Dakota, South Dakota and Nebraska. Prior to taking this position, Mr. Lee was a partner at Eide Bailly, LLP, a public accounting firm with 26 offices in 12 states. In 2003, Mr. Lee graduated from North Dakota State University with a Bachelor’s Degree in Accounting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: February 26, 2015	By:	/s/ Richard H. Gross
	Name:	Richard H. Gross
	Title:	Chief Financial Officer